THE JPM  PIERPONT  EMERGING  MARKETS  DEBT FUND
Supplement  dated 8/1/97 to the Prospectus dated 3/6/97:

1. The following replaces the last sentence under the caption "Purchase Price and Settlement":

If the Fund or its agent receives a purchase order after 4:00 P.M. New York time, the purchase is effective and is made at the net asset value determined on the next business day. The settlement date is generally the business day after the purchase is effective. The purchaser will begin to receive the daily dividends on the settlement date. See Dividends and Distributions.

2. The following replaces the last sentence of the second paragraph under the caption "Method of Redemption":

Proceeds of an effective redemption are deposited on the settlement date in immediately available funds to the shareholder's account at Morgan or at his Eligible Institution or, in the case of certain Morgan customers, are mailed by check or wire transferred in accordance with the customer's instructions. The redeemer will continue to receive dividends on these shares through the day before the settlement date. The settlement date is generally the next business day after a redemption is effective and, subject to Other Redemption Processing Information below, in any event is within seven days. See Dividends and Distributions.


3. The following replaces in its entirety the section entitled "Dividends and Distributions":

The Fund intends to distribute substantially all of its net investment income. The net investment income of the Fund is declared as a dividend daily immediately prior to the determination of the net asset value of the Fund on that day and paid monthly. If an investor's shares are redeemed during a month, accrued but unpaid dividends are paid with the redemption proceeds. The net investment income for the Fund for dividend purposes consists of its pro rata share of the net income of the Portfolio less the Fund's expenses. Expenses of the Fund and the Portfolio, including the fees payable to Morgan, are accrued daily. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding as of the settlement date of a purchase order through the day before the settlement date of a redemption order.

Substantially all the realized net capital gains, if any, of the Fund are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. Dividends and distributions will be payable to shareholders of record on the record date. The Fund's dividends and distributions are paid in additional Fund shares unless the shareholder elects to have them paid in cash. The tax treatment of dividends and

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distributions  is the  same  whether  they  are paid in  shares  or  cash.  Cash dividends and distributions are either (1) credited to the shareholder's account at Morgan or the shareholder's Eligible Institution or (2) in the case of certain Morgan clients, paid by a check mailed in accordance with the client's instructions.